EXHIBIT 1

PRINCIPAL OFFICERS AND DIRECTORS OF THE

HILLMAN COMPANY, ALL OF WHOM ARE U.S. CITIZENS

Name and Address                                                   Title

Henry L. Hillman                                        Chairman of the Board, Chairman of

2000 Grant Building                                   Executive Committee and Director

Pittsburgh, Pennsylvania 15219

C. G. Grefenstette                                       Director

2000 Grant Building

Pittsburgh, Pennsylvania 15219

Lawrence M. Wagner                                President, Chief Executive Officer

2000 Grant Building                                 and Director

Pittsburgh, Pennsylvania 15219

H. Vaughan Blaxter, III                           Vice President, Secretary, General

1900 Grant Building                               Counsel and Director

Pittsburgh, Pennsylvania 15219

Anthony J. Burlando                                Vice President - Risk Management

1900 Grant Building

Pittsburgh, Pennsylvania 15219

James R. Philp                                        Vice President - Human Resources

2000 Grant Building                               and Administration

Pittsburgh, Pennsylvania 15219

John W. Hall                                          Vice President - Accounting and

1800 Grant Building                               Information Services

Pittsburgh, Pennsylvania 15219

Timothy O. Fisher                                  Vice President and Director

1900 Grant Building

Pittsburgh, Pennsylvania 15219

Bruce I. Crocker                                     Vice President

1800 Grant Building

Pittsburgh, Pennsylvania 15219

Denis P. McCarthy                                 Vice President

1900 Grant Building

Pittsburgh, Pennsylvania 15219

Timothy P. Hall                                      Vice President

2000 Grant Building

Pittsburgh, PA 15219

Joseph C. Manzinger                             Vice President and Director

2000 Grant Building

Pittsburgh, PA 15219

Maurice J. White                                   Vice President, Shareholder Services

1800 Grant Building

Pittsburgh, PA 15219

Eric C. Johnson                                     Vice President, Chief Financial

2000 Grant Building                             Officer, Treasurer and Director

Pittsburgh, Pennsylvania 15219

D. Richard Roesch                                Assistant Treasurer

1800 Grant Building

Pittsburgh, Pennsylvania 15219

Michael S. Adamcyk                            Assistant Secretary and

2000 Grant Building                            Assistant Treasurer

Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley                          Vice President, Associate General

1900 Grant Building                          Counsel and Assistant Secretary

Pittsburgh, Pennsylvania 15219

Cornel Conley                                   Controller - Corporate

1800 Grant Building

Pittsburgh, Pennsylvania 15219

Mark M. Poljak                                 Controller - Taxes

1800 Grant Building

Pittsburgh, Pennsylvania 15219

Anthony J. Strazisar                         Controller - Reporting and Analysis

1800 Grant Building

Pittsburgh, Pennsylvania 15219

Edward F. Kolano                           Assistant Treasurer

2000 Grant Building

Pittsburgh, Pennsylvania 15219

Elsie H. Hillman                            Director

2000 Grant Building

Pittsburgh, Pennsylvania 15219

Audrey Hillman Fisher                 Director

2000 Grant Building

Pittsburgh, PA 15219

PRINCIPAL OFFICERS AND DIRECTORS OF WILMINGTON

INVESTMENTS, INC., ALL OF WHOM ARE U.S. CITIZENS

Andrew H. McQuarrie                Vice President, Chief Financial Officer,

824 Market Street, Suite 900       Treasurer and Director

Wilmington, Delaware 19801

Lario M. Marini                          Senior Vice President and Director

100 South Road

Wilmington, Delaware  19809

Richard H. Brown                       Assistant Vice President and

824 Market Street, Suite 900      Assistant Secretary

Wilmington, Delaware 19801

Eric C. Johnson                           President

2000 Grant Building

Pittsburgh, Pennsylvania 15219

Jody B. Cosner                           Assistant Secretary and

824 Market Street, Suite 900      Assistant Treasurer

Wilmington, Delaware 19801

Wanda M. Cook                         Vice President

824 Market Street, Suite 900

Wilmington, Delaware 19801

John W. Hall                              Senior Vice President

1800 Grant Building

Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley               Secretary

1900 Grant Building

Pittsburgh, Pennsylvania 15219

Darlene Clarke                        Director

4911 Birch Circle

Wilmington, Delaware 19808

PRINCIPAL OFFICERS AND DIRECTORS OF WILMINGTON

EQUITIES, INC., ALL OF WHOM ARE U.S. CITIZENS

Andrew H. McQuarrie                   President and Director

824 Market Street, Suite 900

Wilmington, Delaware 19801

Lario M. Marini                             Senior Vice President and Director

100 South Road

Wilmington, Delaware 19809

Richard H. Brown                          Assistant Vice President and

824 Market Street, Suite 900         Assistant Secretary

Wilmington, Delaware 19801

Marian F. Dietrich                         Secretary

1900 Grant Building

Pittsburgh, Pennsylvania 15219

Jody B. Cosner                              Assistant Secretary and

824 Market Street, Suite 900        Assistant Treasurer

Wilmington, Delaware 19801

Wanda M. Cook                           Vice President and Treasurer

824 Market Street, Suite 900

Wilmington, Delaware 19801

Darlene Clarke                              Director

4911 Birch Circle

Wilmington, Delaware 19808

PRINCIPAL OFFICERS AND DIRECTORS OF

WILMINGTON SECURITIES, INC., ALL OF WHOM ARE

U.S. CITIZENS

Andrew H. McQuarrie                  President and Director

824 Market Street, Suite 900

Wilmington, Delaware 19801

Lario M. Marini                            Senior Vice President and Director

100 South Road

Wilmington, Delaware19809

Richard H. Brown                        Assistant Vice President and

824 Market Street, Suite 900       Assistant Secretary

Wilmington, Delaware 19801

Jody B. Cosner                             Assistant Secretary and

824 Market Street, Suite 900       Assistant Treasurer

Wilmington, Delaware 19801

Darlene Clarke                             Director

4911 Birch Circle

Wilmington, Delaware 19808

Wanda M. Cook                           Vice President and Treasurer

824 Market Street, Suite 900

Wilmington, Delaware 19801

Marian F. Dietrich                        Secretary

1900 Grant Building

Pittsburgh, Pennsylvania 15219

TRUSTEES OF THE HENRY L. HILLMAN TRUST U/A DATED

NOVEMBER 18, 1985, ALL OF WHOM ARE U.S. CITIZENS

Henry L. Hillman

2000 Grant Building

Pittsburgh, Pennsylvania 15219

Elsie Hilliard Hillman

2000 Grant Building

Pittsburgh, Pennsylvania 15219

C. G. Grefenstette

2000 Grant Building

Pittsburgh, Pennsylvania 15219

TRUSTEES OF THE JLHS 1976 TRUST DATED

12/30/76, THE AHF 1976 TRUST DATED 12/30/76,

THE HLH JR. 1976 TRUST DATED 12/30/76 AND

THE WTH 1976 TRUST DATED 12/30/76, ALL OF

WHOM ARE U.S. CITIZENS

L. M. Wagner

2000 Grant Building

Pittsburgh, Pennsylvania 15219

C. G. Grefenstette

2000 Grant Building

Pittsburgh, Pennsylvania 15219